THE PRUDENTIAL SERIES FUND

Global Portfolio

SP International Growth Portfolio

Supplement dated January 30, 2019 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (the SAI) for the Prudential Series Fund (the Trust) with respect to the Global Portfolio (the Global Portfolio) and the SP International Growth Portfolio (the SP Portfolio, and collectively, the Portfolios). The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.  Defined terms herein that are not otherwise defined shall have meanings given to them in the Trust SAI.

A.	Amended Subadvisory Agreement for the Global Portfolio with T. Rowe Price Associates, Inc. (T. Rowe Price)

The Board of Trustees of the Trust (the Board) recently approved amending the subadvisory agreement between PGIM Investments LLC (the Manager) and T. Rowe Price to reflect a new subadvisory fee schedule for the Global Portfolio. This change became effective as of January 1, 2019.

To reflect this change, the SAI is hereby revised as follows, effective January 1, 2019:

I.

The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the information pertaining to T. Rowe Price for the Global Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
Global Portfolio	T. Rowe Price Associates, Inc.

Portfolio daily net assets up to $100 million:
0.475% of average daily net assets to $50 million;
0.425% of average daily net assets over $50 million to $100 million

When Portfolio average daily net assets exceed $100 million:
0.375% of average daily net assets

When Portfolio average daily net assets exceed $200 million:
0.325% of average daily net assets

When Portfolio average daily net assets exceed $500 million:
0.30% on all assets up to $500 million;
0.275% of average daily net assets over $500 million

When Portfolio average daily net assets exceed $1 billion:
0.275% of average daily net assets

When Portfolio average daily net assets exceed $1.5 billion:
0.25% of average daily net assets

When Portfolio average daily net assets exceed $4 billion:
0.245% of average daily net assets

B.	Amended Subadvisory Agreement for the Global Portfolio with LSV Asset Management (LSV)

The Board recently approved amending the subadvisory agreement between the Manager and LSV to reflect a new subadvisory fee schedule for the Global Portfolio. This change became effective as of January 1, 2019.

To reflect this change, the SAI is hereby revised as follows, effective January 1, 2019:

I.

The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the information pertaining to LSV for the Global Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
Global Portfolio	LSV Asset Management

Under $2 billion
0.45% of average daily net assets to $150 million;
0.425% of average daily net assets over $150 million to $300 million;
0.40% of average daily net assets over $300 million to $450 million;
0.375% of average daily net assets over $450 million to $750 million;
0.35% of average daily net assets over $750 million

Over $2 billion
0.35% on all assets

C.	Amended Subadvisory Agreement for the SP International Growth Portfolio with Neuberger Berman Investment Advisers LLC (NBIA) and Additional Management Fee Waiver

The Board recently approved amending the subadvisory agreement between the Manager and NBIA to reflect a new subadvisory fee schedule for the SP Portfolio. In addition, the Manager has agreed to an additional contractual management fee waiver for the SP Portfolio. These changes became effective as of January 1, 2019.

To reflect these changes, the SAI is hereby revised as follows, effective January 1, 2019:

I.	The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by replacing the information pertaining to the SP Portfolio with the information set forth below:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
SP International Growth Portfolio

The Manager has contractually agreed to waive 0.011% of its investment management fee through June 30, 2019. The Manager has also contractually agreed to waive 0.008% of its investment management fee through June 30, 2020. In addition, the Manager has also contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio, so that the Portfolio’s investment management fee, plus other expenses for both share classes (exclusive in all cases of distribution and/or service (12b-1) fees, administration fees, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Portfolio expenses, such as dividend and interest expense and broker charges on short sales), does not exceed 1.01% of the Portfolio’s average daily net assets through June 30, 2019. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made, if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

II.

The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the information pertaining to NBIA for the SP Portfolio with the information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
SP International Growth Portfolio	Neuberger Berman Investment Advisers LLC	0.350% of average daily net assets to $500 million; 0.300% of average daily net assets over $500 million to $1.5 billion; 0.275% of average daily net assets over $1.5 billion

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PSFSAISUP3